UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2004 (April 19, 2004)

MINDSPEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31650 (Commission File Number)	01-0616769 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, California 92660-3095
(Address of principal executive offices) (Zip code)

(949) 579-3000
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

Registrant’s press release dated April 19, 2004, announcing its financial results for its fiscal 2004 second quarter ended March 31, 2004, is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC. (Registrant)
Date: April 19, 2004	By:	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President, Chief Financial Officer and Treasurer